EXHIBIT 32.1

SECTION 1350 CERTIFICATION
OF CHIEF EXECUTIVE OFFICER

In connection with this annual report on Form 10-K of THOR Industries, Inc. for the period ended July 31, 2023, I, Robert W. Martin, President and Chief Executive Officer of THOR Industries, Inc., hereby certify pursuant to 18 U.S.C.
§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.this Form 10-K for the period ended July 31, 2023 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in this Form 10-K for the period ended July 31, 2023 fairly presents, in all material respects, the financial condition and results of operations of THOR Industries, Inc.

DATE:	September 25, 2023	/s/ Robert W. Martin
Robert W. Martin
President and Chief Executive Officer
(Principal executive officer)